PPG Industries, Inc.
Exhibit 99.1
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Introduction
The following unaudited pro forma condensed consolidated financial statements give effect to the completion on January 28, 2013 of the separation of PPG Industries, Inc.'s (the “Company” or “PPG”) commodity chemicals business and the subsequent merger of a subsidiary of Georgia Gulf Corporation (“Georgia Gulf”) with and into Eagle Spinco Inc., the PPG subsidiary holding its commodity chemicals business ("Eagle Spinco"), with Eagle Spinco surviving the merger.
On January 28, 2013, PPG completed the previously announced separation of its commodity chemicals business and subsequent merger of its wholly-owned subsidiary, Eagle Spinco, with Georgia Gulf in a Reverse Morris Trust transaction (the “Transaction”). The combined company formed by uniting Georgia Gulf with PPG's former commodity chemicals business is named Axiall Corporation ("Axiall"). PPG holds no ownership interest in Axiall. PPG distributed all of its shares of Eagle Spinco to PPG shareholders by means of an exchange offer. In the exchange offer, PPG shareholders had the option to exchange some, none or all of their shares of PPG common stock for shares of Eagle Spinco common stock, subject to proration. Under the terms of the exchange offer, 35,249,104 shares of Eagle Spinco common stock were available for distribution in exchange for shares of PPG common stock accepted in the exchange at the final exchange ratio of 3.2562 shares of Eagle Spinco common stock for each share of PPG common stock accepted for exchange. Following the merger, each share of Eagle Spinco common stock automatically converted into the right to receive one share of Axiall common stock. PPG was able to accept the maximum of 10,825,227 shares of PPG common stock for exchange in the offer, or approximately 7% of its outstanding shares.
PPG’s historical condensed consolidated balance sheet and condensed consolidated statements of income have been adjusted on a pro forma basis to reflect the Transaction. The accompanying unaudited pro forma condensed consolidated financial information includes:

•
an unaudited pro forma condensed consolidated balance sheet as of September 30, 2012 after giving effect to the Transaction as if it had occurred on September 30, 2012 and giving effect to the exchange offer as if it was consummated as of September 30, 2012;

•
unaudited pro forma condensed consolidated statements of income for the years ended December 31, 2011, 2010 and 2009 and for the nine months ended September 30, 2012 and 2011 after giving effect to the Transaction as if it had occurred on January 1, 2009 and giving effect to the exchange offer as if it was consummated on January 1, 2009; and

•	notes to the unaudited pro forma condensed consolidated financial information.
Under the terms of the Transaction, PPG received $900 million of cash and 35.2 million shares of Axiall common stock (market value of $1.8 billion on January 25, 2013) distributed to PPG shareholders by the exchange offer. The cash consideration is subject to customary post-closing adjustment, including a working capital adjustment. In the Transaction, PPG transferred environmental remediation liabilities, defined benefit pension plan assets and liabilities and other post-employment benefit liabilities related to the commodity chemicals business to Axiall. PPG will report a gain on the Transaction reflecting the excess of the sum of the cash proceeds received and the cost (closing stock price on January 25, 2013) of the PPG shares tendered and accepted in the exchange for the 35.2 million shares of Axiall common stock over the net book value of the net assets of PPG’s commodity chemicals business. The Transaction will also result in a net partial settlement loss associated with the spin out and termination of defined benefit pension and other post-retirement benefit liabilities under the terms of the Transaction. The estimated net gain included in these pro forma financial statements as if the Transaction occurred as of September 30, 2012 will differ from the gain reported in discontinued operations in PPG's first quarter 2013 financial statements due primarily to differences between the net partial settlement loss and net book value of the commodity chemicals business as of those dates and their values as of the date the Transaction was completed.
The PPG historical data has been derived from PPG’s historical audited consolidated financial statements included in PPG’s Annual Report on Form 10-K for the year ended December 31, 2011 and the unaudited condensed consolidated financial statements included in PPG’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2012. The unaudited pro forma condensed consolidated financial information presented below should be read in conjunction with PPG’s financial statements and notes thereto and the “Management’s Discussion and Analysis of Financial Condition and Results of Operation” section contained in PPG’s Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the nine months ended September 30, 2012. This

PPG Industries, Inc.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

financial information was prepared in accordance with accounting principles generally accepted in the United States of America. Assumptions underlying the pro forma adjustments are described in the accompanying notes below, which should be read in conjunction with the unaudited pro forma condensed consolidated financial information presented below. The unaudited pro forma condensed consolidated financial information presented below has been provided for information only and should not be considered indicative of PPG’s financial position or results of operations had the Transaction occurred as of the dates indicated.

PPG Industries, Inc.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2012

	Historical PPG	Adjustments		PPG Pro Forma
			(a)
Assets	(Millions)
Current assets:
Cash	$1,392	$881	(b)	$2,273
Receivables	3,190	(227)		2,963
Inventories	1,777	(66)		1,711
Other current assets	1,418	(22)		1,396
Total current assets	7,777	566		8,343
				—
Property, net	2,759	(367)		2,392
Investments	424	(1)		423
Goodwill and intangibles	3,772	(5)		3,767
Other assets	874	(21)		853
Total Assets	$15,606	$172		$15,778

Liabilities and Shareholders' Equity
Short-term debt and current portion of long-term debt	$636	$—		$636
Accounts payable and accrued liabilities	3,759	(210)		3,549
Business restructuring	95	—		95
Total current liabilities	4,490	(210)		4,280

Long-term debt	3,365	—		3,365
Accrued pensions	992	(76)		916
Other postretirement benefits	1,226	(173)		1,053
Other liabilities	1,401	(30)		1,371
Total Liabilities	11,474	(489)		10,985

Common Stock	484	—		484
Additional paid-in capital	851	—		851
Retained earnings	9,734	1,962	(d)	11,696
Treasury stock, at cost	(5,504)	(1,561)	(c)	(7,065)
Accumulated other comprehensive loss	(1,704)	275	(e)	(1,429)
Total PPG shareholders' equity	3,861	676		4,537
Noncontrolling interests	271	(15)		256
Total Shareholders' Equity	4,132	661		4,793

Total Liabilities and Shareholders' Equity	$15,606	$172		$15,778

See accompanying notes to unaudited pro forma condensed consolidated financial information.

PPG Industries, Inc.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
Nine months ended September 30, 2012

	PPG Historical	Commodity Chemicals Business Historical		PPG Pro Forma
			(f)
	(In millions, except per share amounts)
Net sales	$11,552	$(1,292)		$10,260
Cost of sales, exclusive of depreciation and amortization	6,869	(884)		5,985
Selling, general and administrative	2,488	(80)		2,408
Depreciation	265	(31)		234
Amortization	83	(1)		82
Research and development - net	337	(1)		336
Interest expense	155	—		155
Interest income	(29)	—		(29)
Business restructuring	208	(1)		207
Other charges	223	(8)		215
Other earnings	(111)	10		(101)

Income before income taxes	1,064	(296)	(g)	768

Income tax expense	253	(97)		156

Net income attributable to the controlling and noncontrolling interests	811	(199)		612

Less: net income attributable to noncontrolling interests	(97)	10		(87)

Net income attributable to PPG	$714	$(189)		$525

Earnings per common share
Net Income	$4.66			$3.69
Weighted average common shares outstanding	153.2	(10.8)	(h)	142.4

Earnings per common share - assuming dilution
Net Income	$4.61			$3.65
Weighted average common shares outstanding	154.8	(10.8)	(h)	144.0
See accompanying notes to unaudited pro forma condensed consolidated financial information.

PPG Industries, Inc.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
Nine months ended September 30, 2011

	PPG Historical	Commodity Chemicals Business Historical		PPG Pro Forma
			(f)
	(In millions, except per share amounts)
Net sales	$11,368	$(1,340)		$10,028
Cost of sales, exclusive of depreciation and amortization	6,897	(927)		5,970
Selling, general and administrative	2,432	(81)		2,351
Depreciation	260	(30)		230
Amortization	92	(1)		91
Research and development - net	321	(1)		320
Interest expense	159	—		159
Interest income	(32)	—		(32)
Other charges	69	(9)		60
Other earnings	(143)	24		(119)

Income before income taxes	1,313	(315)	(g)	998

Income tax expense	340	(105)		235

Net income attributable to the controlling and noncontrolling interests	973	(210)		763

Less: net income attributable to noncontrolling interests	(94)	9		(85)

Net income attributable to PPG	$879	$(201)		$678

Earnings per common share
Net Income	$5.55			$4.59
Weighted average common shares outstanding	158.5	(10.8)	(h)	147.7

Earnings per common share - assuming dilution
Net Income	$5.48			$4.53
Weighted average common shares outstanding	160.5	(10.8)	(h)	149.7
See accompanying notes to unaudited pro forma condensed consolidated financial information.

PPG Industries, Inc.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
Year-ended December 31, 2011

	PPG Historical	Commodity Chemicals Business Historical		PPG Pro Forma
			(f)
	(In millions, except per share amounts)
Net sales	$14,885	$(1,741)		$13,144
Cost of sales, exclusive of depreciation and amortization	9,081	(1,225)		7,856
Selling, general and administrative	3,234	(112)		3,122
Depreciation	346	(39)		307
Amortization	121	(2)		119
Research and development - net	430	(2)		428
Interest expense	210	—		210
Interest income	(42)	—		(42)
Other charges	85	(10)		75
Other earnings	(177)	25		(152)

Income before income taxes	1,597	(376)	(g)	1,221

Income tax expense	385	(122)		263

Net income attributable to the controlling and noncontrolling interests	1,212	(254)		958

Less: net income attributable to noncontrolling interests	(117)	13		(104)

Net income attributable to PPG	$1,095	$(241)		$854

Earnings per common share
Net Income	$6.96			$5.83
Weighted average common shares outstanding	157.3	(10.8)	(h)	146.5

Earnings per common share - assuming dilution
Net Income	$6.87			$5.75
Weighted average common shares outstanding	159.3	(10.8)	(h)	148.5
See accompanying notes to unaudited pro forma condensed consolidated financial information.

PPG Industries, Inc.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
Year-ended December 31, 2010

	PPG Historical	Commodity Chemicals Business Historical		PPG Pro Forma
			(f)
	(In millions, except per share amounts)
Net sales	$13,423	$(1,441)		$11,982
Cost of sales, exclusive of depreciation and amortization	8,214	(1,117)		7,097
Selling, general and administrative	2,979	(92)		2,887
Depreciation	346	(38)		308
Amortization	124	(1)		123
Research and development - net	394	(2)		392
Interest expense	189	—		189
Interest income	(34)	—		(34)
Other charges	96	(11)		85
Other earnings	(180)	7		(173)

Income before income taxes	1,295	(187)	(g)	1,108

Income tax expense	415	(68)		347

Net income attributable to the controlling and noncontrolling interests	880	(119)		761

Less: net income attributable to noncontrolling interests	(111)	7		(104)

Net income attributable to PPG	$769	$(112)		$657

Earnings per common share
Net Income	$4.67			$4.27
Weighted average common shares outstanding	164.5	(10.8)	(h)	153.7

Earnings per common share - assuming dilution
Net Income	$4.63			$4.24
Weighted average common shares outstanding	165.9	(10.8)	(h)	155.1
See accompanying notes to unaudited pro forma condensed consolidated financial information.

PPG Industries, Inc.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
Year-ended December 31, 2009

	PPG Historical	Commodity Chemicals Business Historical		PPG Pro Forma
			(f)
	(In millions, except per share amounts)
Net sales	$12,239	$(1,282)		$10,957
Cost of sales, exclusive of depreciation and amortization	7,539	(1,001)		6,538
Selling, general and administrative	2,936	(93)		2,843
Depreciation	354	(39)		315
Amortization	126	(1)		125
Research and development - net	388	(2)		386
Interest expense	193	—		193
Interest income	(28)	—		(28)
Business restructuring	186	(6)		180
Other charges	78	(10)		68
Other earnings	(150)	12		(138)

Income before income taxes	617	(142)	(g)	475

Income tax expense	191	(45)		146

Net income attributable to the controlling and noncontrolling interests	426	(97)		329

Less: net income attributable to noncontrolling interests	(90)	5		(85)

Net income attributable to PPG	$336	$(92)		$244

Earnings per common share
Net Income	$2.04			$1.58
Weighted average common shares outstanding	164.8	(10.8)	(h)	154.0

Earnings per common share - assuming dilution
Net Income	$2.03			$1.58
Weighted average common shares outstanding	165.5	(10.8)	(h)	154.7
See accompanying notes to unaudited pro forma condensed consolidated financial information.

PPG Industries, Inc.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Basis of Pro Forma Presentation
The following unaudited pro forma consolidated financial statements give effect to the completion on January 28, 2013 of the separation of PPG Industries, Inc.'s (the “Company” or “PPG”) commodity chemicals business and the subsequent merger of a subsidiary of Georgia Gulf Corporation (“Georgia Gulf”) with and into Eagle Spinco Inc., the PPG subsidiary holding its commodity chemicals business ("Eagle Spinco"), with Eagle Spinco surviving the merger.
On January 28, 2013, PPG completed the previously announced separation of its commodity chemicals business and subsequent merger of its wholly-owned subsidiary, Eagle Spinco, with Georgia Gulf in a Reverse Morris Trust transaction (the “Transaction”). The combined company formed by uniting Georgia Gulf with PPG's former commodity chemicals business is named Axiall Corporation ("Axiall"). PPG holds no ownership interest in Axiall. PPG distributed its shares of Eagle Spinco to PPG shareholders by means of an exchange offer. In the exchange offer, PPG shareholders had the option to exchange some, none or all of their shares of PPG common stock for shares of Eagle Spinco common stock, subject to proration. Under the terms of the exchange offer, 35,249,104 shares of Eagle Spinco common stock were available for distribution in exchange for shares of PPG common stock accepted in the exchange at the final exchange ratio of 3.2562 shares of Eagle Spinco common stock for each share of PPG common stock accepted for exchange. Following the merger, each share of Eagle Spinco common stock automatically converted into the right to receive one share of Axiall common stock. PPG was able to accept the maximum of 10,825,227 shares of PPG common stock for exchange in the offer, or approximately 7% of its outstanding shares.
Under the terms of the Transaction, PPG received $900 million of cash and 35.2 million shares of Axiall common stock (market value of $1.8 billion on January 25, 2013) distributed to PPG shareholders by the exchange offer. The cash consideration is subject to customary post-closing adjustment, including a working capital adjustment. In the Transaction, PPG transferred environmental remediation liabilities, defined benefit pension plan assets and liabilities and other post-employment benefit liabilities related to the commodity chemicals business to Axiall. PPG will report a gain on the Transaction reflecting the excess of the sum of the cash proceeds received and the cost (closing stock price on January 25, 2013) of the PPG shares tendered and accepted in the exchange for the 35.2 million shares of Axiall common stock over the net book value of the net assets of PPG’s commodity chemicals business. The Transaction will also result in a net partial settlement loss associated with the spin out and termination of defined benefit pension and other post-retirement benefit liabilities under the terms of the Transaction. The estimated net gain included in these pro forma financial statements as if the Transaction occurred as of September 30, 2012 will differ from the gain reported in discontinued operations in PPG's first quarter 2013 financial statements due primarily to differences between the net partial settlement loss and net book value of the commodity chemicals business as of those dates and their values as of the date the Transaction was completed.

Pro Forma Adjustments

Pro forma adjustments are necessary to reflect amounts of cash received from Georgia Gulf and the value of the PPG shares tendered in exchange for shares of Axiall common stock received by PPG in exchange for the underlying assets and liabilities of PPG's commodity chemicals business. In connection with the Transaction, PPG transferred certain environmental liabilities, pension assets and liabilities and other post-employment benefit obligations to Axiall.

(a)	To reflect the disposition of the commodity chemicals business assets and liabilities upon completion of the Transaction.

(b)	Amount includes cash received in the Transaction of $900 million.

(c)
Amount represents the cost (closing stock price on January 25, 2013) of 10,825,227 shares of PPG stock tendered and accepted in the exchange offer. The exchange ratio of 3.2562 shares of Axiall common stock for each share of PPG common stock was determined in accordance with the terms of the exchange offer based on the market values of the common stock of PPG and Axiall during the period from January 23, 2013 to January 25, 2013.

(d)
Amount includes the gain on the Transaction reflecting the excess of the sum of the cash proceeds received and the cost of the PPG shares tendered and accepted in the exchange offer of $900 million and $1,561 million, respectively, over the net book value of the net assets of the PPG’s commodity chemicals business at September 30, 2012. This amount also includes an estimated net partial settlement loss of $90 million

PPG Industries, Inc.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

associated with the spin out and termination of pension and other post-retirement benefit liabilities under the terms of the Transaction and costs directly related to the Transaction. The cash proceeds are subject to customary post-closing adjustments, including a working capital adjustment. This estimated net gain recorded in these pro forma condensed consolidated financial statements as if the Transaction occurred as of September 30, 2012 will differ from the actual gain recognized in discontinued operations in PPG's first quarter 2013 financial statements due primarily to differences between the net partial settlement loss and net book value of the commodity chemicals business as of those dates and their values as of the date the Transaction was completed.

(e)
Amount includes the $90 million net partial settlement loss associated with the spin out and termination of pension and other post retirement benefit liabilities. This net partial settlement loss has been measured using discount rates and plan asset values as of September 30, 2012.

(f)
To remove the operating results of the PPG commodity chemicals business as if the Transaction occurred on January 1, 2009. For purposes of this unaudited pro forma consolidated statement of income, estimated tax rates of 33%, 31% and 32% have been used for the twelve months ended December 31, 2011, 2010, and 2009, respectively, and 33% has been used for the nine-month periods ended September 30, 2012 and 2011. The estimated income tax rates are based on applicable enacted statutory tax rates for the periods referenced above. The PPG commodity chemicals business’s U.S., Canadian and other non-U.S. operating results are included in PPG’s income tax returns. The estimated tax rates used in these unaudited pro forma condensed consolidated financial statements have been calculated under the separate return method. Under this approach, the tax rates were determined as if the PPG commodity chemicals business was filing separate tax returns in each tax jurisdiction.

(g)
Income before income taxes for the nine months ended September 30, 2012 and September 30, 2011 is $4 million lower and $8 million higher, respectively, than segment earnings for the PPG Commodity Chemicals segment reported for these periods. Income before income taxes for the year ended December 31, 2011, 2010 and 2009 is $6 million higher, $2 million lower and $10 million lower, respectively, than segment earnings for the PPG Commodity Chemicals segment reported for these periods. These differences are due to the inclusion of certain gains, losses and expenses that were not reported in the PPG Commodity Chemicals segment earnings in accordance with the accounting guidance on segment reporting.

(h)
To reflect the reduction in PPG shares outstanding that resulted from the completion of the exchange offer undertaken as part of the Transaction by which PPG accepted the maximum 10,825,227 shares of PPG common stock tendered by its shareholders under the terms of the exchange offer. The cost of the 10,825,227 shares of PPG common stock totaled $1.561 billion based on the closing price of PPG stock on January 25, 2013 of $144.21 per share and was the amount recorded as Treasury Stock.